Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

The income tax provision for continuing operations consisted of the following for the years ended December 31:

In millions	2016	2015	2014
Current:
Federal	$2,803	$3,065	$2,581
State	511	555	495
	3,314	3,620	3,076
Deferred:
Federal	5	(180)	(43)
State	(2)	(54)	—
	3	(234)	(43)
Total	$3,317	$3,386	$3,033

The following table is a reconciliation of the statutory income tax rate to the Company’s effective income tax rate for continuing operations for the years ended December 31:

	2016	2015	2014
Statutory income tax rate	35.0%	35.0%	35.0%
State income taxes, net of federal tax benefit	4.1	4.0	4.3
Other	(0.7)	0.3	0.2
Effective income tax rate	38.4%	39.3%	39.5%

The Company has $4.2 billion of net deferred tax liabilities as of December 31, 2016 and 2015. The following table is a summary of the components of the Company’s deferred tax assets and liabilities as of December 31:

In millions	2016	2015
Deferred tax assets:
Lease and rents	$375	$378
Inventory	57	99
Employee benefits	400	359
Allowance for doubtful accounts	301	279
Retirement benefits	65	105
Net operating loss and capital loss carryforwards	125	115
Deferred income	144	83
Other	336	498
Valuation allowance	(135)	(115)
Total deferred tax assets	1,668	1,801
Deferred tax liabilities:
Depreciation and amortization	(5,882)	(6,018)
Total deferred tax liabilities	(5,882)	(6,018)
Net deferred tax liabilities	$(4,214)	$(4,217)

The Company assesses positive and negative evidence to determine whether it is more likely than not some portion of a deferred tax asset would not be realized. When it would not, a valuation allowance is established for such portion of a deferred tax asset.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

In millions	2016	2015	2014
Beginning balance	$338	$188	$117
Additions based on tax positions related to the current year	68	57	32
Additions based on tax positions related to prior years	70	122	70
Reductions for tax positions of prior years	(100)	(11)	(15)
Expiration of statutes of limitation	(22)	(13)	(15)
Settlements	(47)	(5)	(1)
Ending balance	$307	$338	$188

The Company and most of its subsidiaries are subject to U.S. federal income tax as well as income tax of numerous state and local jurisdictions. The Company is a participant in the Compliance Assurance Process (“CAP”), which is a voluntary program offered by the Internal Revenue Service (“IRS”) under which participating taxpayers work collaboratively with the IRS to identify and resolve potential tax issues through open, cooperative and transparent interaction prior to the filing of their federal income tax. The IRS is currently examining the Company’s 2015 and 2016 consolidated U.S. federal income tax returns.

The Company and its subsidiaries are also currently under income tax examinations by a number of state and local tax authorities. As of December 31, 2016, no examination has resulted in any proposed adjustments that would result in a material change to the Company’s results of operations, financial condition or liquidity.

Substantially all material state and local income tax matters have been concluded for fiscal years through 2010. Certain state exams will be concluded and certain state statutes will lapse in 2017, and the change in the balance of our uncertain tax positions will be immaterial. In addition, it is reasonably possible that the Company’s unrecognized tax benefits could change within the next twelve months due to the anticipated conclusion of various examinations with the IRS for various years. An estimate of the range of the possible change cannot be made at this time.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense. The Company recognized interest of approximately $10 million in 2016, $5 million in 2015 and $6 million in 2014. The Company had approximately $30 million and $16 million accrued for interest and penalties as of December 31, 2016 and 2015, respectively.

There are no material uncertain tax positions as of December 31, 2016 the ultimate deductibility of which is highly certain but for which there is uncertainty about the timing. If there were, any such items would impact deferred tax accounting only, not the annual effective income tax rate, and would accelerate the payment of cash to the taxing authority to a period earlier than expected.

As of December 31, 2016, the total amount of unrecognized tax benefits that, if recognized, would affect the effective income tax rate is approximately $276 million, after considering the federal benefit of state income taxes.